SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 27, 2004

Chiron Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-12798	94-2754624
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4560 Horton Street, Emeryville, CA		94608
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (510) 655-8730

N/A
(Former name or former address, if changed since last report)

Item 5.                                                           Other Events and Required FD Disclosure.

On July 27, 2004, Chiron Corporation announced the appointment of Ursula B. Bartels as Vice President and General Counsel, effective late August.  William G. Green, currently Chiron’s Sr. Vice President, General Counsel and Secretary, will continue to serve as Secretary to Chiron’s Board and as Special Counsel to Chiron’s Chief Executive Officer.  A copy of the press release announcing the appointment is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Item 7.                                                           Financial Statements and Exhibits.

(a)                                  Financial statements of business acquired.

Not applicable.

(b)                                 Pro forma financial information.

Not applicable.

(c)                                  Exhibits.

Exhibit Number

99.1                                                                           Press Release issued on July 27, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHIRON CORPORATION

Date: July 27, 2004	By:	/s/William G. Green
William G. Green Senior Vice President, General Counsel and Secretary